UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2015

4Licensing Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-7843	13-2691380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 17th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 758-7666

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on June 8, 2015, Duminda M. DeSilva delivered a resignation to 4Licensing Corporation (the “Corporation”) as a director of the Corporation in accordance with the majority voting policy (the “Policy”) contained in the by-laws of the Corporation.  Mr. DeSilva failed to receive a majority of votes cast with respect to his reelection as a director of the Corporation at the 2015 Annual Meeting of Shareholders of the Corporation (the “Annual Meeting”) held on May 27, 2015.  Pursuant to the Policy, the Board of Directors (the “Board”) of the Corporation has decided, through a process managed by the Nominating Committee of the Board and excluding Mr. DeSilva, to accept Mr. DeSilva’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4LICENSING CORPORATION

By:	/s/ Bruce R. Foster
	Name:	Bruce R. Foster
	Title:	Chief Executive Officer, Executive Vice
President and Chief Financial Officer

Date: September 14, 2015